Exhibit 99.1

omniQ Partners with 911inform to Expand Offerings and Sales Channels for AI-Based Object Identification and Location Discovery Solutions

●	911inform was the winner of the 2020 Frost & Sullivan New Product Innovation Award in Enterprise Safety Solutions.
●	911inform, serves such diverse organizations as governments, educational institutions, medical facilities, public venues, sporting events and offices.
●	Joint partnership between omniQ and 911inform will expand and enhance the product line for both companies and provide a comprehensive solution to public safety and their respective customers.

SALT LAKE CITY — omniQ Corp. (NADSAQ: OMQS) (“omniQ” or “the Company”), a provider of Artificial Intelligence (AI) and IoT – based solutions, and 911inform LLC (“911inform”) have entered into a partnership to deliver technology solutions for AI-based object recognition and location discovery. 911inform is an emergency management platform that provides first responders and on-site personnel with real-time situational awareness and pinpoint location data during an emergency. 911inform’s single pane of glass solution provides detailed maps, live video feeds and bi-directional communications to authorities during an emergency, as well as, remote control of doors, cameras, phones, HVAC, fire and alarm systems, paging, strobes and other IoT premised-based technologies.

The joint partnership between omniQ and 911inform will expand and enhance the product line for both companies and provide a more secure and responsive solution to public safety and their respective customers.

911Inform will be adding omniQ’s Vehicle Identification & Recognition (VRS) and Artificial Intelligence technologies into their solution suite to provide customers and public safety with enhanced actionable intelligence during an emergency. Going forward, omniQ will be developing additional object recognition technologies (ORT) that will be available through the 911inform platform as a service that can be run on our customers’ existing infrastructure.

“We are pleased to partner with a leading security technology provider, and gain access to a large distribution channel,” stated Shai Lustgarten, CEO of omniQ. We will also benefit from this partnership by having a single source security management solution to present to our resellers, integrators and end users.”

Ivo Allen, Founder & CEO of 911inform, commented, “The integration of omniQ’s LPR, ORT and Artificial Intelligence into our solution will provide our customers with additional information and real-time actionable data. It is this type of cutting-edge technology that enables our customers and public safety to see and respond to a situation before it becomes an emergency.”

About omniQ Corp.

omniQ Corp. (NASDAQ: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver data collection, real-time surveillance and monitoring for supply chain management, homeland security, public safety, traffic & parking management, and access control applications. The technology and services provided by the Company help clients move people, assets, and data safely and securely through airports, warehouses, schools, national borders, and many other applications and environments.

omniQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals. Since 2014, annual revenues have grown to more than $50 million from clients in the USA and abroad.

omniQ recently announced the closing of its acquisition of 51% of the capital stock of Dangot. omniQ has an option to purchase the remaining 49% of the capital stock. Dangot is an Israeli based leader in providing innovative technologies including: frictionless automated order processing & digital payment processing products for the retail, fast food and parking markets; integrated work stations for physicians, drug delivery and blood tests; robotics for smart warehouses; point of sales, self-check in management, and other state of the art solutions.

The Company currently addresses several billion-dollar markets, including the Global Safe City market, forecast to grow to $29 billion by 2022, and the Ticketless Safe Parking market, forecast to grow to $5.2 billion by 2023. For more information, visit www.omniq.com .

About 911inform (911inform.com)

911inform was the winner of the 2020 Frost & Sullivan New Product Innovation Award in Enterprise Safety Solutions. Established in 2018 in Wall Township, NJ, 911inform is the only notification and security management platform that bridges the gap from organizations to first responders. In addition to providing never before available information to educators such as student count and parking area controls, it is an all-encompassing emergency management solution that empowers first responders to pinpoint the exact location of an emergency call’s origin while simultaneously notifying local authorities and key on-site personnel. Detailed access maps and visuals of the protected premises are provided to authorities while instantly controlling the building’s security systems including strobes, door access, security cameras and intercom systems. The platform provides full situational awareness for every emergency event within a geofenced building location ensuring that all response teams have the right tools at their disposal to effectively mitigate the situation. The company serves such diverse organizations as governments, educational institutions, medical facilities, public venues, sporting events and offices.

Information about Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

This release contains “forward-looking statements” that include information relating to future events and future financial and operating performance. The words “anticipate”, “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential” and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company’s products particularly during the current health crisis , the introduction of new products, the Company’s ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company’s liquidity and financial strength to support its growth, the Company’s ability to manage credit and debt structures from vendors, debt holders and secured lenders, the Company’s ability to successfully integrate its acquisitions, and other information that may be detailed from time-to-time in omniQ Corp.’s filings with the United States Securities and Exchange Commission. Examples of such forward looking statements in this release include, among others, statements regarding revenue growth, driving sales, operational and financial initiatives, cost reduction and profitability, and simplification of operations. For a more detailed description of the risk factors and uncertainties affecting omniQ Corp., please refer to the Company’s recent Securities and Exchange Commission filings, which are available at https://www.sec.gov . omniQ Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

James Carbonara

Hayden IR

(646)-755-7412

james@haydenir.com

Brett Maas

Hayden IR

(646) 536-7331

brett@haydenir.com